Summary Prospectus July 2, 2010

Laudus Small-Cap MarketMasters Fundtm

Investor Shares SWOSX    Select Shares® SWMSX

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus, Statement of Additional Information (SAI) and other information about the fund online at www.laudusfunds.com/prospectus. You can also obtain this information at no cost by calling 1-866-414-6349 or by sending an email request to orders@mysummaryprospectus.com. If you purchase or hold fund shares through a financial intermediary, the fund’s prospectus, SAI, and other information about the fund are available from your financial intermediary.

The fund’s prospectus and SAI, both dated February 28, 2010, as amended July 2, 2010, include a more detailed discussion of fund investment policies and the risks associated with various fund investments. The prospectus and SAI are incorporated by reference into the summary prospectus, making them legally a part of the summary prospectus.

Investment objective

The fund seeks long-term capital appreciation.

Fund fees and expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the fund.

Investor Shares	Select Shares®

Shareholder fees (fees paid directly from your investment)

Redemption fee (as a % of the amount sold or exchanged within 30 days of purchase)	2.00	2.00

Annual fund operating expenses
(expenses that you pay each year as a % of the value of your investment)
Management fees	1.17	1.17
Distribution (12b-1) fees	None	None
Other expenses[1]	0.33	0.28

Total annual fund operating expenses[2]	1.50	1.45
Less expense reduction	(0.04)	(0.14)

Total annual fund operating expenses after expense reduction[2]	1.46	1.31

[1]	Restated to reflect current fees and expenses.
[2]	Schwab and the investment adviser have agreed to limit the total annual fund operating expenses (excluding interest, taxes, and certain non-routine expenses) of the Investor Shares and Select Shares to 1.46% and 1.31%, respectively, for so long as the investment adviser serves as the adviser to the fund. This agreement may only be amended or terminated with the approval of the fund’s Board of Trustees.

 Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those time periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. The figures are based on total annual fund operating expenses after expense reduction. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

 Expenses on a $10,000 investment

	1 year	3 years	5 years	10 years
Investor Shares	$149	$462	$797	$1,746
Select Shares®	$133	$415	$718	$1,579

 Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 129% of the average value of its portfolio.

Principal investment strategies

Under normal circumstances, the fund pursues its goal by investing at least 80% of its net assets in equity securities of companies with small market capitalizations or investments with similar economic characteristics, such as futures. Companies with small market capitalizations generally are those with market capitalizations of $2.5 billion or less but may include companies with market capitalizations of up to $5 billion so long as the purchase of those securities would not cause the average weighted market capitalization of the fund to exceed $3 billion.

Charles Schwab Investment Management, Inc. (CSIM) allocates portions of the fund’s assets to several investment managers, who then manage their respective portions under the general supervision of CSIM. In choosing the investment managers and their allocations, CSIM considers a number of factors, including market trends, its own outlook for a given market capitalization or investment style category, and the investment managers’ performance in various market conditions. In addition to monitoring and coordinating the investment managers, CSIM also manages the cash portion of the fund.

In determining which securities to buy and sell, the investment managers use active management methods — that is, methods

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based on their judgments about such factors as a company’s financial condition and prospects, its stock price, and the economy in general. Although each investment manager uses its own securities selection process and invests within a specific market capitalization range and investment style, all investment managers look for securities that have the potential for capital appreciation.

Principal Risks

The fund is subject to risks, any of which could cause an investor to lose money. The fund’s principal risks include:

Market Risk. Equity markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

Small-Cap Risk. Historically, small-cap stocks have been riskier than large- and mid-cap stocks, and may move sharply, especially during market upturns and downturns. Small-cap companies may be more vulnerable to adverse business or economic events than larger, more established companies. During a period when small-cap stocks fall behind other types of investments — large-cap and mid-cap stocks, for instance — the fund’s small-cap holdings could reduce performance.

Derivatives Risk. The fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on the fund.

Multi-Manager Risk. Although CSIM monitors and seeks to coordinate the overall management of the fund, each investment manager makes investment decisions independently, and it is possible that the investment styles of the investment managers may not complement one another. As a result, the fund’s exposure to a given stock, industry or investment style could unintentionally be smaller or larger than if the fund had a single manager.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on the risks of investing in the fund please see the “Fund details” section in the prospectus.

Performance

The bar chart below shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compared to that of an index. This information provides some indication of the risks of investing in the fund. All figures assume distributions were reinvested. Keep in mind that future performance (both before and after taxes) may differ from past performance. For current performance information, please see www.laudusfunds.com/prospectus.

Because the fund originally used a multi-fund strategy, its performance prior to June 3, 2002, does not reflect the fund’s current strategy and may have been different if it did.

 Annual total returns (%) as of 12/31

Investor Shares

Best quarter: 27.68% Q2 2003     Worst quarter: (24.50%) Q4 2008

 Average annual total returns (%) as of 12/31/09

					Since
	1 year	5 year		10 year	inception
Investor Shares
Before taxes	28.41%	(0.01%	)	1.84%	4.14%	[1]
After taxes on distributions	28.41%	(0.88%	)	0.92%	3.15%	[1]
After taxes on distributions and sale of shares	18.47%	(0.02%	)	1.25%	3.17%	[1]
Select Shares®
Before taxes	28.69%	0.16%		—	2.28%	[2]
Comparative Index (reflects no deduction for expenses or taxes)
Russell 2000 Index	27.17%	0.51%		3.51%	4.23%	[3]

[1]	Inception: 9/16/97
[2]	Inception: 6/9/04
[3]	From: 9/16/97

The after-tax figures reflect the highest individual federal income tax rates in effect during the period and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share class. Your actual after-tax returns depend on your individual tax situation. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-deferred arrangement, such as a 401(k) plan, IRA or other tax-advantaged account.

Fund management

The fund’s investment adviser is Charles Schwab Investment Management, Inc.

Subject to oversight by the fund’s Board of Trustees, the investment adviser acts as the “manager of managers” for the fund and has overall responsibility for the management of the fund. The investment adviser may recommend the appointment of additional or replacement investment managers to the fund’s Board of Trustees. The fund and the investment adviser have received exemptive relief from the SEC to permit the investment adviser and the fund to hire or terminate investment managers without

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shareholder approval, subject to certain conditions. One of the conditions requires approval by the Board of Trustees before any such hiring is implemented. In addition, the exemptive order currently prohibits the investment adviser from entering into sub-advisory agreements with affiliates of the investment adviser without shareholder approval. Within 90 days of the hiring of any new investment manager, the investment adviser will furnish shareholders of the affected fund with the required information about the new investment manager.

Portfolios manager

Caroline Lee-Tsao, a managing director and portfolio manager of the investment adviser, manages the fund. She has been a portfolio manager of the fund since November 2005.

Investment managers

The fund has four investment managers: TAMRO Capital Partners, LLC, TCW Investment Management Company, Tocqueville Asset Management LP and Neuberger Berman Management LLC. TAMRO Capital Partners LLC is responsible for managing approximately 31% of the fund’s assets. The table below shows the individuals who serve as portfolio managers for TAMRO Capital Partners LLC.

Year founded/
assets under
Investment manager	management
and address	(as of 12/31/09)
TAMRO Capital Partners LLC 1660 Duke Street Suite 200 Alexandria, VA 22314	Founded: 2000 Successor Founded: 2007 $1.25 billion

Portfolio	Employment
manager(s)	experience
Philip D. Tasho, CFA, Principal, Chief Executive Officer and Chief Investment Officer	Began investment career in 1980. Co-founded TAMRO in 2000. From 1995 to 2000, Chairman, Chief Executive Officer and Chief Investment Officer of Riggs Investment Management Co. (RIMCO).

For information on the fund’s other investment managers, please see the “Fund management” section in the prospectus.

Purchase and sale of fund shares

The fund is open for business each day that the New York Stock Exchange is open. When you place orders to purchase, exchange or redeem fund shares through Charles Schwab & Co., Inc. (Schwab) or another financial intermediary, you must follow Schwab’s or the other financial intermediary’s transaction procedures.

Eligible Investors (as determined by the fund and which generally are limited to institutional investors) may invest directly in the fund by placing purchase, exchange and redemption orders through the fund’s transfer agent. Eligible Investors must contact the transfer agent by phone or in writing to obtain an account application. Eligible Investors may contact the transfer agent:

•	by telephone at 1-800-407-0256; or

•	by mail in writing at Boston Financial Data Services, Attn: Schwab Funds, P.O. Box 8283, Boston, MA 02266-8323.

The minimum initial investment for the Investor Shares of the fund is $100 and $50,000 for Select Shares of the fund. The fund may waive the minimum initial investment for certain investors.

Tax information

Dividends and capital gains distributions received from the fund will generally be taxable as ordinary income or capital gains, unless you are investing through an IRA, 401(k) or other tax-advantaged account.

Payments to financial intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Laudus Small-Cap MarketMasters Fundtm;
Investor Shares SWOSX; Select Shares® SWMSX

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